Exhibit 10.5

AMENDMENT NO. 7
TO MASTER REPURCHASE AGREEMENT

Amendment No. 7 to Master Repurchase Agreement, dated as of May 16, 2019 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), PennyMac Operating Partnership, L.P. (“Seller”) and PennyMac Mortgage Investment Trust (“Guarantor”).

RECITALS

Buyer, Seller and Guarantor are parties to that certain Master Repurchase Agreement, dated as of July 9, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty, dated as of July 9, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

Section 1.Definitions.  Section 2 of the Existing Master Repurchase Agreement is hereby amended by:

1.1deleting the definitions of “Custodial Agreement”, “Electronic Tracking Agreement” and “Uncommitted Amount” in their entirety and replacing them with the following:

“Custodial Agreement” means the amended and restated custodial agreement dated as of May 16, 2019, among Seller, Buyer and Custodian as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Electronic Tracking Agreement” means one or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Buyer.

“Uncommitted Amount” means $200,000,000; provided, that, no more than $100,000,000 of such Uncommitted Amount shall in any way be attributable to Purchased Mortgage Loans the subject of which are eMortgage Loans.

1.2adding the following new definitions in their proper alphabetical order:

“Agency-Required eNote Legend” means the legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, which includes the provisions set forth on Exhibit [19] to the Custodial Agreement, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable.

“Authoritative Copy” means with respect to an eNote, the unique copy of such eNote that is within the Control of the Controller.

“Control” means with respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-SIGN, which is established by reference to the MERS eRegistry and any party designated therein as the Controller.

“Control Failure” means with respect to an eNote, (i) if the Controller status of the eNote shall not have been transferred to (x) at the time of purchase by Buyer, Underlying Repurchase Counterparty and (y) by the Controller Status Transfer Deadline, Buyer, (ii) Buyer shall otherwise not be designated as the Controller of such eNote in the MERS eRegistry (other than pursuant to a Bailee Letter) by the Controller Status Transfer Deadline, (iii) if the eVault shall have released the Authoritative Copy of an eNote in contravention of the requirements of the Custodial Agreement, or (iv) if the Custodian initiated any changes on the MERS eRegistry in contravention of the terms of the Custodial Agreement.

“Controller” means with respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-SIGN, as applicable.

“Controller Status Transfer Deadline” has the meaning set forth in the Custodial Agreement.

“Delegatee” means with respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, who in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.

“Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns.

“Electronic Record” means with respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage File electronically created and that are stored in an electronic format, if any.

“eMortgage Loan” means a Mortgage Loan with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage File may be created electronically and not by traditional paper documentation with a pen and ink signature.

“eNote” means with respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.

“eNote Control Transfer and Custodial Agreement” means the applicable PennyMac eNote Control Transfer and Custodial Agreement by and among PennyMac Corp., a correspondent of Underlying Repurchase Counterparty, and a warehouse lender of such correspondent approved by Buyer in accordance with Section 3(k), and acknowledged and agreed to by Deutsche Bank National Trust Company, substantially in the form of Exhibit N hereto.

“eNote Delivery Requirement” has the meaning set forth in Section 3(e).

“eNote Replacement Failure” has the meaning set forth in the Custodial Agreement.

“E-SIGN” means the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.

“eVault” means an electronic repository established and maintained by an eVault Provider for delivery and storage of eNotes.

“eVault Provider” means Document Systems, Inc. d/b/a DocMagic, or its successor in interest or assigns, or such other entity agreed upon by Custodian and Buyer.

“Hash Value” means with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored with MERS.

Location” means with respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry.

“MERS eDelivery” means the transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry.

“MERS eRegistry” means the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller, Delegatee and Location of the Authoritative Copy of registered eNotes.

“MERS System” means the mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.

“Servicing Agent” means with respect to an eNote, the field entitled, “Servicing Agent” in the MERS eRegistry.

“Transfer of Control” means with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote.

“Transfer of Control and Location” means with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote.

“Transfer of Location” means with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Location of such eNote.

“Transferable Record” means an Electronic Record under E-SIGN and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-SIGN, relates to a loan secured by real property.

“UETA” means the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.

“Unauthorized Servicing Agent Modification” has the meaning set forth in the Custodial Agreement.

Section 2.Terms.  Section 3(a) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

a.

Terms.  From time to time, Buyer will purchase from Seller certain Mortgage Loans that have been originated or acquired by Seller from the Underlying Repurchase Counterparty pursuant to an Underlying Repurchase Transaction.  This Agreement is a commitment by Buyer to enter into Transactions with Seller for an aggregate amount up to the Committed Amount; provided however that Transactions, the subject of which are eMortgage Loans, shall be entered into solely on an uncommitted basis and shall be attributed to the Uncommitted Amount.  This Agreement is not a commitment by Buyer to enter into Transactions with Seller for amounts exceeding the Committed Amount, but rather, sets forth the procedures to be used in connection with periodic requests for Buyer to enter into such Transactions with Seller.  Seller hereby acknowledges that, beyond the Committed Amount, Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.  Buyer may, without cause and for any reason whatsoever, terminate this Agreement with respect to the Uncommitted Amount at any time by providing five (5) Business Days’ prior notice to Seller.  All Purchased Mortgage Loans shall exceed or meet the Underwriting Guidelines and shall be serviced by Servicer.  The aggregate Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions shall not exceed the Aggregate Transaction Limit.

Section 3.Delivery of Mortgage Loan Documents.  Section 3(e) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(e)

Payment of Purchase Price.  On the Purchase Date for each Transaction, ownership of the Purchased Mortgage Loans, including the servicing rights related thereto, shall be transferred to Buyer against the simultaneous transfer of the Purchase Price to Seller simultaneously with the delivery to Buyer or Custodian of the Purchased Mortgage Loans relating to each Transaction; provided that, with respect to any eMortgage Loan, Seller shall deliver to Custodian (i) each of Buyer’s, Underlying Repurchase Counterparty’s and Servicer’s MERS Org IDs and (ii) copies of the  related Master Bailee Letters (as that term is defined in the eNote Control Transfer and Custodial Agreement), including the applicable wire instructions, and shall cause (a) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (b) the Controller status of the related eNote to be transferred to (1) on or before the Purchase Date, Underlying Repurchase Counterparty and (2) by the Controller Status Transfer Deadline, Buyer, (iii) the Location status of the related eNote to be transferred to Custodian, and (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”).  With respect to the Purchased Mortgage Loans being sold by Seller on the Purchase Date, Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Agreement, all the right, title and interest of Seller in and to the Purchased Mortgage Loans, including the servicing rights related thereto, together with all right, title and interest in and to the proceeds of any related Repurchase Assets.

Section 4.Conditions Precedent to All Transactions.  Section 10(b) of the Existing Master Repurchase Agreement is hereby amended by adding the following new clause at the end thereof:

(18)	eNote Control Transfer and Custodial Agreement. With respect to an eNote, Buyer shall have received a copy of the eNote Control Transfer and Custodial Agreement, duly executed by the parties thereto.

Section 5.MERS.  Section 14(hh) of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(hh)

MERS. Seller shall and shall cause Underlying Repurchase Counterparty to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans and, with respect to MERS Mortgage Loans that are eMortgage Loans, the maintenance of the related eNotes on the MERS eRegistry for as long as such Purchased Mortgage Loans are registered with MERS.  In connection with the assignment of any Purchased Mortgage Loan registered on the MERS System, Seller agrees that at the request of Buyer, Seller will, at its cost and expense, cause the MERS System to (or cause Underlying Repurchase Counterparty to cause the MERS System to) indicate that such Purchased Mortgage Loan has been transferred to Buyer in accordance with the terms of this Agreement by including in MERS’ computer files (a) the code in the field which identifies the specific owner of the Purchased Mortgage Loans and (b) the code in the field “Pool Field” which identifies the series in which such Purchased Mortgage Loans were sold. Seller further agrees that neither Seller nor Underlying Repurchase Counterparty will alter codes referenced in this paragraph with respect to any Purchased Mortgage Loan at any time that such Purchased Mortgage Loan is subject to a Transaction.

Section 6.Notices.  Section 17(a) of the Existing Master Repurchase Agreement is hereby amended by (i) deleting the “.” at the end of clause (9)(n) and replacing it with “;” and (ii) adding the following new clause (10):

(10)	upon Seller becoming aware of any Control Failure with respect to a Purchased Mortgage Loan that is an eMortgage Loan or any eNote Replacement Failure.

Section 7.Representations and Warranties With Respect to Purchased Mortgage Loans.  Schedule1, Part 1 to the Existing Master Repurchase Agreement is hereby amended by:

7.1deleting paragraph (s) in its entirety and replacing it with the following:

(s)

Customary Provisions.  The Mortgage Note has a stated maturity.  The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption or other right available to the Mortgagor or any other person, or restriction on Seller or any other person, including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the ability of Seller, Buyer or any servicer, subservicer or any successor servicer or successor subservicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of Seller, Buyer or any servicer or any successor servicer to foreclose on the related Mortgage. The Mortgage Note and Mortgage are on forms acceptable to FHA, Freddie Mac or Fannie Mae.  If the Mortgage Loan is an eMortgage Loan, the related eNote contains the Agency-Required eNote Legend.

7.2inserting the following new paragraph (nnn) immediately at the end thereof:

(nnn)	eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:
(i)	the eNote bears a digital or electronic signature;
(ii)	the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;
(iii)	there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the UCC or Section 16 of the UETA, as applicable, that is held in the eVault;
(iv)	the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;
(v)

the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of (x) at the time of purchase by Buyer, Underlying Repurchase Counterparty and (y) by the Controller Status Transfer Deadline, Buyer;

(vi)	the Delegatee status of the eNote on the MERS eRegistry (x) at the time of purchase by Buyer, is blank, and (y) by the Controller Status Transfer Deadline, reflects the MERS Org ID of Custodian;
(vii)	the Servicing Agent status of the eNote on the MERS eRegistry reflects the MERS Org ID of PennyMac Loan Services, LLC, as Servicer;

(viii)	there is no Control Failure, eNote Replacement Failure or Unauthorized Servicing Agent Modification with respect to such eNote;
(ix)	the eNote is a valid and enforceable Transferable Record or comprises “electronic chattel paper” within the meaning of the UCC;
(x)

there is no defect with respect to the eNote that would result in Buyer having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or the UCC, as applicable) of the Transferable Record; and

(xi)	there is no paper copy of the eNote in existence nor has the eNote been papered-out.

Section 8.PennyMac eNote Control Transfer and Custodial Agreement. The Existing Master Repurchase Agreement is hereby amended by adding a new Exhibit N immediately after Exhibit M, substantially in the form of Annex A attached hereto.

Section 9.Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable out-of-pocket fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

Section 10.Condition Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following condition precedent:

10.1Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

Section 11.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 12.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

Section 13.Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 14.GOVERNING LAW.  ThIS AMENDMENT shall be construed in accordance with the laws of the state of new york without giving effect to the conflicts of law principles thereof (except for section 5-1401 of the new york general obligations law) and the obligations, rights and remedies of the PARties hereunder shall be determined in accordance with the laws of the state of new york, except to the extent preempted by federal law.

Section 15.Reaffirmation of Guaranty.  The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

PENNYMAC OPERATING PARTNERSHIP, L.P., as Seller

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

ANNEX A TO THE AMENDMENT

EXHIBIT N

PENNYMAC ENOTE CONTROL TRANSFER AND CUSTODIAL AGREEMENT

See attached.

MERS Org ID [WP’s Org ID],

[Warehouse Provider] as Secured Party/Designee for [Correspondent Seller]

PennyMac eNOTE CONTROL TRANSFER AND CUSTODIAL AGREEMENT

This PennyMac eNote Control Transfer and Custodial Agreement (the “Agreement”) is made as of the [  ] day of[  ], 20[  ] by and among [Warehouse Provider] (“Warehouse Provider”), located at [Warehouse Provider Address], [Correspondent Seller] (“Seller”), located at [Correspondent Seller Address], and PennyMac Corp. (“PennyMac”), located at 3043 Townsgate Road, Westlake Village, CA 91361.

RECITALS

A.WHEREAS, Seller has entered into a Mortgage Loan Purchase Agreement dated as of [Date of MLPA] (“Purchase Agreement”) with PennyMac (which incorporates by reference the PennyMac Delegated Seller Guide, PennyMac eMortgage Guide, and all amendments) and is an approved PennyMac seller that, from time to time, sells to PennyMac certain eMortgages for a “Loan Purchase”;

B.WHEREAS, Deutsche Bank National Trust Company, as custodian (“Custodian”), has entered into an Amended and Restated Custodial Agreement between PennyMac and Custodian dated as of May 14, 2019, as amended from time to time (the “Custodial Agreement”);

C.WHEREAS, provided that certain conditions are met, each Loan Purchase involves, in part, the receipt by Seller (or Seller’s designee) of the purchase proceeds to be paid by PennyMac for such eMortgages (the “Purchase Price”, hereinafter defined);

D.WHEREAS, this Agreement shall constitute a part of, and shall be deemed to amend, any provision authorizing deliveries of eMortgages for purchase in the PennyMac Delegated Seller Guide or any existing or hereafter existing purchase commitment between PennyMac and Seller;

E.WHEREAS, Warehouse Provider is a provider of warehouse financing who will from time to time advance funds to Seller for interim funding of eMortgages;

Exhibit N-1

F.WHEREAS, in order to facilitate the repayment of certain advances made by Warehouse Provider to Seller, Seller and Warehouse Provider have agreed to designate one bank account to which PennyMac shall wire the Purchase Price for all Loan Purchases subject to the terms of this Agreement; and

G.WHEREAS, the parties wish to confirm that, as part of a Loan Purchase for eMortgages, after PennyMac has accepted Control of an eNote and Custodian has accepted the Location of the Authoritative Copy of the eNote, up until such time as either PennyMac, or its warehouse lender, pays the Purchase Price for the related eMortgage or Custodian on behalf of PennyMac returns Control and Location of the eNote to Warehouse Provider, acting as Seller’s designee, PennyMac shall Control such eNote as designated custodian for Warehouse Provider, as secured party and Seller’s designee, and that, effective immediately upon PennyMac, or its warehouse lender, paying the Purchase Price to the Wiring Instructions (hereinafter defined) identified in this Agreement, Warehouse Provider automatically and unconditionally releases its security interest in such eMortgage.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Definitions.

“Authoritative Copy” shall have the meaning set forth in the “MERS eRegistry Procedures Manual” as it may be amended from time to time.

“Collateral” shall mean any eMortgage in which Seller has granted Warehouse Provider a security interest.

“Control” of an eNote shall be established by reference to that central mortgage finance industry eNote registry known as the MERS® eRegistry, and any party therein designated as “in control” or the “controller” of an eNote within the meaning of UETA, and/or, as applicable, E-SIGN shall have Control.  Control is transferred, accepted or rejected within and subject to the rules of the MERS® eRegistry.

“eMortgage” shall mean a residential mortgage loan evidenced by an eNote, a Security Instrument, and/or any associated documentation, and in which Seller has granted a security interest to Warehouse Provider.

“eNote” shall mean that electronic note equivalent known as a transferable record within the meaning of UETA, and/or, as applicable, E-SIGN.

“E-SIGN” shall mean the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.

“Location” of an eNote shall be established by reference to that central mortgage finance industry eNote registry known as the MERS® eRegistry, and shall mean the party therein designated that maintains the Authoritative Copy of the eNote.

Exh. N-2

“MERS® eRegistry” shall mean an electronic registry owned and operated by MERSCORP Holdings which acts as the legal system of record that identifies the owner (Controller) and custodian (Location) of the Authoritative Copy of registered eNotes.

“MERS® Organization Identification Number” or “MERS® Org ID” shall mean a seven-digit number assigned by MERSCORP Holdings that uniquely identifies a member entity on the MERS® eRegistry.

“Purchase Price” shall mean the price PennyMac agrees to pay to purchase an eMortgage pursuant to this Agreement less any offset amounts for costs, fees or adjustments due to PennyMac and for any initial escrow account funding.  Warehouse Provider acknowledges that the Purchase Price may be less than the full principal amount of the promissory note evidencing the eMortgage, and that Seller may have paid or advanced other funds to Warehouse Provider in connection with the eMortgage, which funds are not included in the Purchase Price.  Warehouse Provider understands and agrees that the Purchase Price paid with respect to a particular eMortgage may be reduced due to adjustments or setoffs relating to another mortgage loan(s) pursuant to the terms of the Purchase Agreement between PennyMac and Seller.  However, in no event shall such adjustments or setoffs exceed the following:  (1) for routine adjustments, fees, charges and reconciliation items (including but not limited to escrow balance funding) owed to PennyMac in connection with the specific eMortgage against which the adjustment or setoff is occurring, the actual amount of the adjustments, fees, charges and reconciliation items related to that particular eMortgage, and (2) for setoff of other receivables amounts owed to PennyMac in connection with mortgage loans previously purchased from Seller by PennyMac, an amount not to exceed the total of servicing release premium and over-par pricing due Seller on a mortgage loan(s).

“Security Instrument” shall mean the mortgage or deed of trust securing an eMortgage evidenced by a particular eNote, and may be in paper or electronic form.

“UETA” shall mean the Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.

Terms in Italics used herein without definition shall have the meanings given to them in the MERS® eRegistry Procedures Manual.

2.Applicability and Wiring Instructions

2.1(a)Applicability.  The parties agree that the terms and conditions of this Agreement will apply only to Loan Purchases of eMortgages for which (a) Control has been transferred to PennyMac in the MERS eRegistry, (b) Location has been transferred to Deutsche Bank National Trust Company (MERS® Org ID: 1000648) in the MERS eRegistry, (c) the MERS Org ID from which Control is transferred to PennyMac in the MERS eRegistry is: [WP’s Org ID], [WP’s Name], as Seller’s designee, and (d) Seller has complied with all of PennyMac’s requirements applicable to such Loan Purchases.

2.1(b)Delivery of Master Bailee Letter.  Contemporaneously with the execution of this Agreement, Warehouse Provider shall execute and deliver to PennyMac, a master bailee letter in the form attached hereto as Attachment A (the “Master Bailee Letter”).

Exh. N-3

2.2Transfer of Control from MERS Org ID; Instructions for Payment of Purchase Price.  Seller shall submit a release request to Warehouse Provider to release one or more eNotes to PennyMac and simultaneously notify PennyMac of the submission of such release request.  PennyMac shall deliver to Custodian a schedule of one or more eNotes that will be subject to a Loan Purchase agreed upon by Seller. Following receipt of the Seller’s release request, Warehouse Provider, as Seller’s designee, shall deliver a copy of the eNotes to be subject to such Loan Purchase from Warehouse Provider’s eVault to PennyMac’s eVault provided by Custodian using MERS® eDelivery.  The Warehouse Provider shall submit a Transfer Initiation Request (Transfer All), including a copy of the eNote and, if applicable, any Agency-required Addendum to the eNote, to PennyMac through MERS® eDelivery, to transfer Control to PennyMac Corp. (MERS® Org ID: 1009313), Location to Deutsche Bank National Trust Company (MERS® Org ID: 1000648), and Servicing Agent to PennyMac Loan Services, LLC (MERS® Org ID: 1007159).  The Transfer Request must include a Transfer Effective Date of the same day as the request.  The parties agree that each delivery of an eNote and the transfer of Control of such eNote to PennyMac and Location to Custodian in such manner from MERS Org ID [WP’s Org ID] shall be deemed to be accompanied by a copy of the Master Bailee Letter executed and delivered by Warehouse Provider pursuant to Section 2.1(b), which instructs PennyMac, or its warehouse lender, to pay the Purchase Price for the related eMortgage by wire transfer to the following account (“Wiring Instructions”):

[Warehouse Provider]

City:  [  ]

Bank:  [  ]

ABA #: [  ]

For the Account of [  ]

Account #: [  ]

For Further Credit To: [  ]

PennyMac shall not be liable to Warehouse Provider for any additional expenses incurred by Warehouse Provider because of payments lost or delayed due to incorrect Wiring Instructions provided by Warehouse Provider.  With respect to any eMortgage as to which PennyMac has received a notification of a security interest held by Warehouse Provider, PennyMac shall only send payments to Warehouse Provider, as specified herein.  With respect to any eMortgage in which Seller has a security interest (and provided that PennyMac has received notice of such security interest), no change in the Wiring Instructions shall be honored by PennyMac unless made pursuant to Section 2.4.

2.3 Submitting Wiring Instructions.  Prior to submitting a Transfer Initiation Request (Transfer All) under Section 2.2, Seller will include a copy of wiring instructions for each loan as part of the upload of the Credit Package to PennyMac as specified in the PennyMac Delegated Seller Guide, as amended from time to time.

2.4Change in Wiring Instructions.  Warehouse Provider, Seller and PennyMac agree that any change to the Wiring Instructions must be accomplished by Warehouse Provider executing and delivering to PennyMac and Custodian, a new Master Bailee Letter in accordance with the notice provisions in Section 5.13 of this Agreement.

Exh. N-4

3.Control Transfer; Custodial Designation.

3.1Transfer and Inspection.  Seller originates eMortgages in a manner that establishes Seller as being in Control of each related eNote at eMortgage settlement.  In order to facilitate PennyMac’s purchase of an eMortgage in a Loan Purchase, Seller shall transfer (or shall cause Warehouse Provider, acting as Seller’s designee, to transfer, on Seller’s behalf) Control of the related eNote to PennyMac and Location of the related eNote to Custodian as more specifically described in Section 2.2.

3.2Custodial Arrangement.  When PennyMac accepts a transfer of Control and Custodian accepts a transfer of Location of an eNote relating to an eMortgage on the MERS eRegistry from Seller (or from Warehouse Provider, acting as Seller’s designee) prior to PennyMac, or its warehouse lender, paying the Purchase Price for the related eMortgage, then until such time as either PennyMac, or its warehouse lender, pays the Purchase Price for the related eMortgage or Custodian on behalf of PennyMac returns the eMortgage to Seller or Warehouse Provider as set forth in Section 3.3(b) and if and so long as Warehouse Provider complies with all provisions of this Agreement, (a) PennyMac shall Control such eNote on the MERS eRegistry as designated custodian for Warehouse Provider, as secured party and Seller’s designee, on the MERS eRegistry, and (b) the Location of the Authoritative Copy of the eNote on the MERS eRegistry shall reflect Custodian’s MERS Org ID.  Further, while PennyMac Controls an eNote and has not paid the Purchase Price for the related eMortgage, PennyMac agrees that it shall not direct Custodian to, and neither PennyMac nor Custodian shall, transfer Control or any rights in such eNote to any third party.  If, prior to PennyMac’s, or its warehouse lender’s, payment of the Purchase Price for an eMortgage, PennyMac receives written notice from Warehouse Provider that (i) Seller has defaulted on its obligations to Warehouse Provider related to the eMortgage or on its other obligations to Warehouse Provider related to its warehouse facility with Warehouse Provider and (ii) Warehouse Provider has exercised its right to acquire the related Collateral, then PennyMac shall instruct Custodian to transfer Control and Location of the related eNote to Warehouse Provider, acting as Seller’s designee, as set forth in Section 3.3(b).  If PennyMac has not purchased an eMortgage within thirty (30) days after delivery of the eNote to PennyMac’s eVault provided by Custodian or receives written notice from Warehouse Provider requesting return of an eNote prior to PennyMac’s, or its warehouse lender’s, payment of the Purchase Price for an eMortgage, PennyMac shall instruct Custodian to transfer Control and Location of the related eNote to Warehouse Provider, acting as Seller’s designee, as set forth in Section 3.3(b).

3.3(a)  Effect of Payment of Purchase Price.  Upon PennyMac’s, or its warehouse lender’s, payment of the Purchase Price for an eMortgage to the Wiring Instructions, (i) each of Warehouse Provider and Seller shall and does immediately and unconditionally release all its right, title, and interest in and to the related eMortgage without further action by any party, (ii) PennyMac shall and does cease to Control the related eNote as designated custodian for Warehouse Provider, as secured party and Seller’s designee, (iii) PennyMac shall and does immediately Control the eNote as the purchaser of the related eMortgage, (iv) following written notice to Custodian of payment of the Purchase Price for an eMortgage to the Wiring Instructions, Custodian shall and does immediately maintain the Authoritative Copy of the eNote as designated custodian for PennyMac as the purchaser of the eMortgage pursuant to the Custodial Agreement and shall follow the instructions of PennyMac related to such eNote as set forth therein, and (vi) PennyMac and Custodian shall have no further obligations hereunder with respect to such eNote.

Exh. N-5

3.3(b)  Return of eMortgage Prior to Payment of Purchase Price.  In the event either (i) an eMortgage needs to be transferred to Seller (or Warehouse Provider, acting as Seller’s designee) prior to PennyMac’s, or its warehouse lender’s, payment of the Purchase Price as a result of notice being given by Warehouse Provider pursuant to Section 3.2 above, or (ii) PennyMac decides not to purchase an eMortgage after delivery and inspection for any reason (including but not limited to a reasonable belief that an entity other than Warehouse Provider or Seller claims to have any right, title or interest in the subject eMortgage), then: (A) PennyMac shall instruct Custodian to cause the MERS eRegistry to reflect the transfer of Control and Location of the eNote for said eMortgage to Seller (or to Warehouse Provider, acting as Seller’s designee) as identified by the same MERS Org ID used when Seller (or Warehouse Provider, acting as Seller’s designee) transferred Control and Location of such eNote to PennyMac and Custodian, respectively, as described in Section 3.1, and (B) upon acceptance of such transfers by Seller (or Warehouse Provider acting as Seller’s designee), (1) PennyMac shall and does cease to Control the related eNote as designated custodian for Warehouse Provider, as secured party and Seller’s designee, (2) Custodian shall and does cease to maintain the Authoritative Copy of such eNote, and (3) Seller (or Warehouse Provider, acting as Seller’s designee) shall and does immediately Control the eNote and maintain the Authoritative Copy of the eNote.  Such transfer of Control and Location shall be a release by PennyMac of any right, title, or interest in the applicable eMortgage, and shall release PennyMac from any and all obligations relating to its Control and Custodian from any and all obligations relating to its  maintaining the Authoritative Copy of such eNote that may arise pursuant to this Agreement or applicable law.

3.4Receipt of Documentation.  Except as provided under the terms of this Agreement, PennyMac and Custodian neither accept nor recognize any unilateral statement of terms governing its receipt and possession of any document relating to eMortgages (or its Control of any eNote) that Seller or Warehouse Provider may deliver (or transfer), such as any bailee letter or trust receipt.

3.5Correction of Defects.  If, in its review of eMortgage documents, PennyMac determines that any such document has a defect that must be corrected prior to PennyMac’s acquisition of the related eMortgage, PennyMac will instruct Custodian to deliver such document (including, as applicable, returning Control and Location of a defective eNote) to Seller in order that Seller may cure such defect.

4.Representations and Warranties; Indemnification.

4.1By Seller.  In addition to all representations and warranties as contained in the PennyMac Delegated Seller Guide, with respect to each eMortgage to be purchased by PennyMac in a Loan Purchase subject to this Agreement, Seller represents and warrants to PennyMac that:  (a)  Warehouse Provider is the only entity (other than Seller) that has any right, title or interest in or to such eMortgage, and (b) any and all right, title or interest Seller or Warehouse Provider may have in or to such eMortgage shall be relinquished as of the point in time at which PennyMac, or its warehouse lender, pays the Purchase Price for such eMortgage in accordance with this Agreement.

Exh. N-6

4.2By Warehouse Provider.  With respect to each eMortgage to be purchased by PennyMac in a Loan Purchase subject to this Agreement, Warehouse Provider represents and warrants to PennyMac that: (a) to the best of its knowledge, Warehouse Provider is the only entity (other than Seller) that has any right, title or interest in or to such eMortgage, except for (i) any liens or security interests granted by Warehouse Provider to any governmental agency (such as any federal reserve bank) or government-sponsored enterprise (such as any federal home loan bank) in the ordinary course of Warehouse Provider's banking business, which liens and security interests do not prohibit the sale of the eMortgage hereunder and which liens and security interests will no longer encumber the eMortgage at the point in time at which PennyMac, or its warehouse lender, pays the Purchase Price for such eMortgage in accordance with this Agreement, and (ii) any undivided percentage participation interests sold by Warehouse Provider to other third-parties in and to Warehouse Provider's participation interest in such eMortgage, which undivided percentage participation interest shall be fully extinguished at the point in time at which PennyMac, or its warehouse lender, pays the Purchase Price for such eMortgage in accordance with this Agreement; and (b) all right, title or interest Warehouse Provider may have in or to such eMortgage will be relinquished as of the point in time at which PennyMac, or its warehouse lender, pays the Purchase Price for such eMortgage in accordance with this Agreement.

4.3By the Parties.  Each of Warehouse Provider, Seller and PennyMac (each, individually, referred to herein as a “party” and, collectively, the “parties”) represents and warrants to the other parties hereto that, as to itself only, this Agreement is its legal, valid, binding and enforceable obligation and does not conflict with any other agreement to which such party is bound.  Each party represents and warrants to the other parties hereto that, as to itself only, its execution, delivery and consummation of this Agreement has either been (a) specifically authorized by its board of directors and such authorization is reflected in the minutes of such board of directors, or (b) approved by an authorized representative who was duly authorized by its board of directors to execute, deliver and consummate agreements such as this Agreement.

4.4Indemnification.  In addition to all indemnification provisions as contained in the PennyMac Delegated Seller Guide, Seller agrees to indemnify, defend (including at PennyMac’s option, paying attorney’s fees for PennyMac’s counsel of choice) and hold harmless PennyMac against all losses, claims, lawsuits, actions, damages, judgments, costs, and expenses (including, without limitation, attorney fees incurred by PennyMac) arising or resulting from any act or omission of PennyMac (except those arising or resulting from PennyMac’s gross negligence or willful misconduct) or Seller made in connection with the terms of this Agreement.

5.Miscellaneous

5.1Termination.  This Agreement may be terminated by Seller, Warehouse Provider, or PennyMac by written notice delivered to the other parties.  Such notice may specify an effective date for such termination, but in no event shall the termination be effective less than six (6) business days after such notice is sent in accordance with this Agreement, provided that the terms and conditions of Section 4.4 and prior releases by Warehouse Provider shall survive the termination of this Agreement.  Such termination shall not be effective with respect to any Loan Purchase with respect to which Control and Location of the related eNote were transferred to PennyMac prior to each notified party’s receipt of such termination notice, unless all parties agree otherwise in writing.

Exh. N-7

5.2. General Interpretive Principles.  Between PennyMac and Seller, (a) except as set forth herein, all terms and conditions of the PennyMac Delegated Seller Guide and Purchase Agreement shall remain in full force and effect and shall apply to all matters within the scope of this Agreement, and (b) any conflict between the provisions of this Agreement and those of the PennyMac Delegated Seller Guide and Purchase Agreement shall be resolved in favor of the provisions of this Agreement.

5.3Reliance.  Custodian may rely on and shall be protected in acting in accordance with this Agreement upon any certificate, instrument, opinion, notice, letter, or other document delivered to it by PennyMac, and which in good faith it believes to be genuine and which has been signed by the proper party or parties.  The sole obligation of Custodian hereunder with respect to the eMortgages shall be to perform Custodian’s services expressly described herein, there being no implied duties hereunder.  Custodian shall not be liable for any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from action taken by Custodian consistent with written instructions provided by PennyMac, in accordance with this Agreement.  Custodian makes no representation or warranty with respect to any of the eMortgages.  In no event shall Custodian, its directors, officers, employees or agents be liable for any indirect, special, punitive or consequential damages.  The rights, protections, indemnities and immunities afforded to Custodian under the Custodial Agreement shall be afforded to Custodian in performing hereunder.

5.4Remedies Cumulative; No Waiver.  Each right, power, and remedy of the parties hereunder or now or hereafter existing at law, in equity, by statute, in other written agreements among the parties, or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by such party of any or all such other rights, powers or remedies.  Any party’s failure or delay to insist upon the strict performance of any one or more provisions of this Agreement or to exercise any right, power, or remedy upon a breach thereof or default hereunder shall not constitute a waiver thereof, or preclude such party from exercising any such right, power, or remedy any other time or times.

5.5Governing Law.  This Agreement shall be governed by the laws of the State of New York, without regard for choice of law provisions (except for Section 5-1401 of the New York General Obligations Law which shall govern), and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

5.6Counterparts.  This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The parties agree that this Agreement will be considered signed when the signature of a party is delivered or effected by facsimile or electronic mail transmission.  Such facsimile or electronic mail signature shall be treated in all respects as having the same effect as an original signature.

5.7 Third Party Beneficiaries.  This Agreement inures to the benefit of the parties hereto and their respective successors and assigns.  No other party is intended to be a third party beneficiary of this Agreement.

Exh. N-8

5.8Amendments and Waivers.  No term of this Agreement may be waived, modified or amended except in a writing signed by the party against whom enforcement of such waiver, modification, or amendment is sought.  No amendment to this Agreement affecting Custodian or the performance by Custodian hereunder shall be effected without the prior written consent of Custodian.

5.9WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.10Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5.11Integration.  This Agreement sets forth in full the terms of agreement among the parties relating to the transactions described herein and is intended as the full, complete and exclusive contract governing the relationship among the parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between the parties with respect thereto.

5.12Confidentiality.  Each of the parties shall maintain the confidentiality of the provisions of this Agreement (and the rights and obligations set forth herein) by protecting them from disclosure to any third party, except as may otherwise be required by law.

5.13Notices.  Any notices required to be given under this Agreement and all instructions given hereunder shall be made in writing and delivered by hand, fax with confirmation, electronic mail (with confirmation), overnight express or similar service (fees prepaid), or first class United States registered or certified mail with return receipt requested (postage prepaid), to the following addresses (which may be changed by written notice), and shall be presumed to be received by such addressee (a) on the date of delivery, if delivered by hand, or the date of transmission, if sent by fax with confirmation or email with confirmation, (b) on the next business day if sent by recognized overnight express or similar service (fees prepaid) and (c) on the third business day following the date sent by registered or certified mail with return receipt requested (postage prepaid).

To PennyMac Corp.:

PennyMac Corp.

3043 Townsgate Road

Westlake Village, CA 91361

Attention: Treasury Finance

Telephone: (805) 254-6088

Email: TreasuryFinance@pnmac.com

Exh. N-9

To Seller:

[Correspondent Seller]

[Address]

[City, State Zip]

Attention: [  ]

Telephone: [  ]

Email: [  ]

To Custodian:

Deutsche Bank National Trust Company

1761 E. Saint Andrew Place

Santa Ana, CA 92705

Attn:  Mortgage Custody – PM142C

Telephone: 714-247-6045

Email:  christopher.p.corcoran@db.com

To Warehouse Provider:

[Warehouse Provider]

[Address]

[City, State Zip]

Attention: [  ]

Telephone: [  ]

Email: [  ]

With a copy to:

[Warehouse Provider]

[Address]

[City, State Zip]

Attention: [  ]

Telephone: [  ]

Email: [  ]

(Signatures appear on following page)

Exh. N-10

IN WITNESS WHEREOF, the parties have executed this PennyMac eNote Control Transfer and Custodial Agreement as of the date first written above.

[Warehouse Provider]

By:

Name:

Title:

[Correspondent Seller]

By:

Name:

Title:

PennyMac Corp.

By:

Name:	Pamela Marsh

Title:	Managing Director, Treasurer

Exh. N-11

Acknowledged as to Sections 3 and 5

Deutsche Bank National Trust Company, as Custodian

By:

Name:

Title:

By:

Name:

Title:

Exh. N-12

ATTACHMENT A

MASTER BAILEE LETTER

MERS Org ID # [WP’s Org ID]

Date: [  ]

[Warehouse Provider]

[Address]

[City, State Zip]

Ladies and Gentlemen:

This Master Bailee Letter is delivered pursuant to the terms and conditions of that certain  PennyMac eNote Control Transfer and Custodial Agreement  (the “Agreement”), dated as of the [  ] day of [  ], 20[  ], by and among [Warehouse Provider] (“Warehouse Provider”), [Correspondent Seller] (“Seller”) and PennyMac Corp. (“PennyMac”).  Capitalized terms used in this Master Bailee Letter and not defined herein shall have the meanings provided in the Agreement.

This Master Bailee Letter is applicable only to eMortgages that Seller desires to sell to PennyMac and for which:

•

Control of the eNote has been transferred to PennyMac (MERS Org ID: 1009313) and Location of the eNote has been transferred to PennyMac’s custodian, Deutsche Bank National Trust Company (MERS® Org ID: 1000648) in the MERS eRegistry and

•	the MERS Org ID from which Control has been transferred to PennyMac in the MERS eRegistry is: #[WP’s Org ID], [Warehouse Provider], as secured party and designee for [Correspondent Seller].

Warehouse Provider hereby instructs PennyMac to wire, or cause its designee to wire, the Purchase Price for the related eMortgage by wire transfer to the following account (“Wiring Instructions”):

[Warehouse Provider]

City:  [  ]

Bank:  [  ]

ABA #: [  ]

For the Account of [  ]

Account #: [  ]

For Further Credit To: [  ]

If you have any questions, please call [WP’s contact]  at [WP’s contact phone number].

Sincerely,

[Warehouse Provider]

By:

Its:

Exh. N-13